Exhibit 24.1


                                Power of Attorney
                    ServiceMaster S-3 Registration Statement


I hereby appoint each of Vernon T. Squires or Steven C. Preston or Eric R. Zarnikow or Susan D. Baker or any other person occupying the office of General Counsel, Chief Financial Officer, Treasurer, or Secretary with The ServiceMaster Company ("ServiceMaster") at the time any action hereby authorized shall be taken to act as my attorney-in-fact and agent for all purposes specified in this Power of Attorney. I hereby authorize each person identified by name or office in the preceding sentence (each of whom is herein called by "authorized representative") acting alone to sign and file on my behalf in all capacities I may at any time have with ServiceMaster (including but not limited to the position of director or any officership position) all or any one or more of the registration statements prepared under the Securities Act of 1933 identified in this Power of Attorney and any pre-effective or post-effective amendment to any such registration statement. I hereby authorize each authorized representative in my name and on my behalf to execute every document and take every other action which such authorized representative deems necessary or desirable in connection with any of the registration statements identified in this Power of Attorney and any sale of securities or other transaction accomplished by means of any such registration statement.

         This Power of Attorney applies to the following registration statements which may be filed by ServiceMaster under the Securities Act of 1933: (i) a registration statement registering common stock to be sold by ServiceMaster in one or more public offerings, and (ii) a registration statement registering common stock to be sold by ServiceMaster stockholders in one or more public offerings. At the discretion of ServiceMaster's President and Chief Executive Officer, the registration of the common stock cited in clauses (i) and (ii) of the preceding sentence may be made by means of separate registration statements or a single registration statement.

         This instrument shall remain in effect until and unless I shall give written notice to ServiceMaster's President and Chief Executive Officer or ServiceMaster's General Counsel or ServiceMaster's Chief Financial Officer of my election to revoke this instrument. No such revocation shall be effective to revoke the authority for any action taken pursuant to this Power of Attorney prior to such delivery of such revocation.

         This instrument shall be governed by the law of the State of Illinois.

Dated:  July 24, 1998


     Signature                Title

     /S/ C. William Pollard
                              Chairman and Director of The ServiceMaster Company
     C. William Pollard

     /S/ Carlos H. Cantu
                              President, Chief Executive Officer and
     Carlos H. Cantu          Director of The ServiceMaster Company


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         /S/ Charles W. Stair
                                          Vice Chairman and Director of The
           Charles W. Stair               ServiceMaster Company

        /S/ Phillip B. Rooney
                                          Vice Chairman and Director of The
          Phillip B. Rooney               ServiceMaster Company

       /S/ Paul W. Berezny, Jr.
                                          Director of The ServiceMaster Company
         Paul W. Berezny, Jr.

         /S/ Henry O. Boswell
                                          Director of The ServiceMaster Company
           Henry O. Boswell

         /S/ Brian Griffiths
                                          Director of The ServiceMaster Company
           Brian Griffiths

         /S/ Sidney E. Harris
                                          Director of The ServiceMaster Company
           Sidney E. Harris

         /S/ Herbert P. Hess
                                          Director of The ServiceMaster Company
           Herbert P. Hess

         /S/ Michele M. Hunt
                                          Director of The ServiceMaster Company
           Michele M. Hunt

       /S/ Gunther H. Knoedler
                                          Director of The ServiceMaster Company
         Gunther H. Knoedler

        /S/ James D. McLennan
                                          Director of The ServiceMaster Company
          James D. McLennan

        /S/ Vincent C. Nelson
                                          Director of The ServiceMaster Company
          Vincent C. Nelson

        /S/ Dallen W. Peterson
                                          Director of The ServiceMaster Company
          Dallen W. Peterson

       /S/ Steven S. Reinemund
                                          Director of The ServiceMaster Company
          Steven S Reinemund

        /S/ Burton E. Sorensen
                                          Director of The ServiceMaster Company
          Burton E. Sorensen

         /S/ David K. Wessner
                                          Director of The ServiceMaster Company
           David K. Wessner

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